Exhibit 99

MREIC

Supplemental Information | A Public REIT Since 1968 | September 30, 2019

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MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Bell Works, 101 Crawfords Corner Road, Suite 1405, Holmdel, NJ 07733

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations (FFO), adjusted funds from operations (AFFO), net operating income (NOI) EBITDAre and Adjusted EBITDA, which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States. Please see page 23 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-K.

Consolidated Balance Sheets

(in thousands except for per share amounts)

	As of	As of
	September 30,	September 30,
	2019	2018
ASSETS
Real Estate Investments:
Land	$239,299	$224,719
Buildings and Improvements	1,627,219	1,494,859
Total Real Estate Investments	1,866,518	1,719,578
Accumulated Depreciation	(249,584)	(207,065)
Real Estate Investments	1,616,934	1,512,513

Cash and Cash Equivalents	20,179	9,324
Securities Available for Sale at Fair Value	185,250	154,921
Tenant and Other Receivables	1,335	1,249
Deferred Rent Receivable	11,199	9,656
Prepaid Expenses	6,714	6,190
Intangible Assets, net of Accumulated Amortization of $15,686 and $13,700, respectively	14,970	14,590
Capitalized Lease Costs, net of Accumulated Amortization of $3,378 and $3,271, respectively	5,670	5,232
Financing Costs, net of Accumulated Amortization of $1,352 and $995, respectively	144	500
Other Assets	9,553	4,203
TOTAL ASSETS	$1,871,948	$1,718,378

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$744,928	$711,546
Loans Payable	95,000	186,609
Accounts Payable and Accrued Expenses	3,570	5,891
Other Liabilities	17,407	16,426
Total Liabilities	860,905	920,472

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
6.125% Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 16,400 Shares Authorized as of September 30, 2019 and 2018; 13,907 and 11,488 Shares Issued and Outstanding as of September 30, 2019 and 2018, respectively	347,678	287,200
Common Stock, $0.01 Par Value Per Share: 188,040 Shares Authorized as of September 30, 2019 and 2018; 96,399 and 81,503 Shares Issued and Outstanding as of September 30, 2019 and 2018, respectively	964	815
Excess Stock, $0.01 Par Value Per Share: 200,000 Shares Authorized as of September 30, 2019 and 2018; No Shares Issued or Outstanding as of September 30, 2019 and 2018	-0-	-0-
Additional Paid-In Capital	662,401	534,635
Accumulated Other Comprehensive Loss	-0-	(24,744)
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	1,011,043	797,906
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,871,948	$1,718,378

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	3

Consolidated Statements of Income

(in thousands)

	For The		For The
	Three Months Ended		Twelve Months Ended
	9/30/2019	9/30/2018	9/30/2019	9/30/2018
INCOME:
Rental Revenue	$33,846	$30,305	$132,524	$115,864
Reimbursement Revenue	6,751	6,312	25,998	23,298
Lease Termination Income	-0-	-0-	-0-	210
TOTAL INCOME	40,597	36,617	158,522	139,372

EXPENSES:
Real Estate Taxes	5,567	5,020	20,711	18,596
Operating Expenses	1,430	1,423	6,616	5,794
General & Administrative Expenses	2,661	2,724	9,081	8,776
Depreciation	10,953	9,671	43,020	36,176
Amortization of Capitalized Lease Costs and Intangible Assets	726	650	2,870	2,391
TOTAL EXPENSES	21,337	19,488	82,298	71,733

OTHER INCOME (EXPENSE):
Dividend Income	3,599	3,740	15,168	13,121
Gain on Sale of Securities Transactions	-0-	-0-	-0-	111
Unrealized Holding Gains (Losses) Arising During the Periods	13,988	-0-	(24,680)	-0-
Interest Expense, including Amortization of Financing Costs	(9,033)	(8,709)	(36,912)	(32,350)
TOTAL OTHER INCOME (EXPENSE)	8,554	(4,969)	(46,424)	(19,118)

INCOME FROM OPERATIONS	27,814	12,160	29,800	48,521

Gain on Sale of Real Estate Investments	-0-	-0-	-0-	7,485

NET INCOME	27,814	12,160	29,800	56,006

Less: Preferred Dividends	5,124	4,378	18,774	17,191

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$22,690	$7,782	$11,026	$38,815

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	4

FFO, AFFO EBITDAre and Adjusted EBITDA Reconciliations

(unaudited) (in thousands)

	For The		For The
	Three Months Ended		Twelve Months Ended
	9/30/2019	9/30/2018	9/30/2019	9/30/2018
FFO, AFFO
Net Income Attributable to Common Shareholders (1)	$22,690	$7,782	$11,026	$38,815
Plus: Unrealized Holding (Gains) Losses Arising During the Periods (2)	(13,988)	-0-	24,680	-0-
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	10,826	9,632	42,518	36,018
Plus: Amortization of Intangible Assets	491	455	1,986	1,613
Plus: Amortization of Capitalized Lease Costs	261	221	987	880
Less: Gain on Sale of Real Estate Investments	-0-	-0-	-0-	(7,485)
FFO Attributable to Common Shareholders (3)	20,280	18,090	81,197	69,841
Plus: Depreciation of Corporate Office Capitalized Costs	126	39	502	158
Plus: Stock Compensation Expense	210	95	784	434
Plus: Amortization of Financing Costs	297	310	1,253	1,221
Less: Gain on Sale of Securities Transactions	-0-	-0-	-0-	(111)
Less: Lease Termination Income	-0-	-0-	-0-	(210)
Less: Effect of non-cash U.S. GAAP Straight-line Rent Adjustment	(574)	(615)	(1,926)	(1,973)
Less: Recurring Capital Expenditures	(227)	(211)	(2,115)	(985)
AFFO Attributable to Common Shareholders	$20,112	$17,708	$79,695	$68,375

	For The		For The
	Three Months Ended		Twelve Months Ended
	9/30/2019	9/30/2018	9/30/2019	9/30/2019
EBITDAre, Adjusted EBITDA
Net Income Attributable to Common Shareholders (1)	$22,690	$7,782	$11,026	$38,815
Plus: Preferred Dividends	5,124	4,378	18,774	17,191
Plus: Interest Expense, including Amortization of Financing Costs	9,033	8,709	36,912	32,350
Plus: Depreciation and Amortization	11,679	10,322	45,890	38,567
Less: Gain on Sale of Real Estate Investments	-0-	-0-	-0-	(7,485)
EBITDAre	48,526	31,191	112,602	119,438
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	26	25	103	102
Plus: Unrealized Holding (Gains) Losses Arising During the Periods	(13,988)	-0-	24,680	-0-
Less: Gain on Sale of Securities Transactions	-0-	-0-	-0-	(111)
Adjusted EBITDA	$34,564	$31,216	$137,385	$119,429

(1)	Effective October 1, 2018, we adopted ASU 2016-01. This new accounting standard requires unrealized gains or losses on our securities investments to flow through our income statement. Periods shown here prior to October 1, 2018 do not include the effect of this accounting change and therefore Net Income Attributable to Common Shareholders between these periods are not comparable.
(2)	Unrealized Holding Gains or Losses Arising During the Periods, if any, were previously reported as an adjustment to Core Funds From Operations (Core FFO).
(3)	In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Prior to the adoption of the FFO White Paper – 2018 Restatement, we defined Core FFO as FFO, excluding Unrealized Holding Gains or Losses Arising During the Periods.

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	5

NOI Reconciliations

(unaudited) (in thousands)

	For The		For The
	Three Months Ended		Twelve Months Ended
	9/30/2019	9/30/2018	9/30/2019	9/30/2018
Net Operating Income
Net Income Attributable to Common Shareholders (1)	$22,690	$7,782	$11,026	$38,815
Plus: Preferred Dividends	5,124	4,378	18,774	17,191
Plus: General & Administrative Expenses	2,661	2,724	9,081	8,776
Plus: Depreciation	10,953	9,671	43,020	36,176
Plus: Amortization of Capitalized Lease Costs and Intangible Assets	726	650	2,870	2,391
Plus: Interest Expense, including Amortization of Financing Costs	9,033	8,709	36,912	32,350
Plus: Unrealized Holding (Gains) Losses Arising During the Periods	(13,988)	-0-	24,680	-0-
Less: Dividend Income	(3,599)	(3,740)	(15,168)	(13,121)
Less: Gain on Sale of Securities Transactions	-0-	-0-	-0-	(111)
Less: Gain on Sale of Real Estate Investments	-0-	-0-	-0-	(7,485)
Less: Lease Termination Income	-0-	-0-	-0-	(210)
Net Operating Income – NOI	$33,600	$30,174	$131,195	$114,772

	For The		For The
	Three Months Ended		Twelve Months Ended
	9/30/2019	9/30/2018	9/30/2019	9/30/2018
Components of Net Operating Income Consists of:
Revenues:
Rental Revenue	$33,846	$30,305	$132,524	$115,864
Reimbursement Revenue	6,751	6,312	25,998	23,298
Total Rental and Reimbursement Revenue	40,597	36,617	158,522	139,162

Expenses:
Real Estate Taxes	5,567	5,020	20,711	18,596
Operating Expenses	1,430	1,423	6,616	5,794
Total Real Estate Taxes and Operating Expenses	6,997	6,443	27,327	24,390
Net Operating Income – NOI	$33,600	$30,174	$131,195	$114,772

(1)	Effective October 1, 2018, we adopted ASU 2016-01. This new accounting standard requires unrealized gains or losses on our securities investments to flow through our income statement. Periods shown here prior to October 1, 2018 do not include the effect of this accounting change and therefore Net Income Attributable to Common Shareholders between these periods are not comparable.

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	6

Financial Highlights

(unaudited) (in thousands except for per share amounts)

	For The			For The
	Three Months Ended			Twelve Months Ended
	9/30/2019	9/30/2018	Change (%)	9/30/2019	9/30/2018	Change (%)

Weighted Average Common Shares Outstanding
Basic	95,667	80,692	18.6%	93,387	78,619	18.8%
Diluted	95,759	80,889	18.4%	93,485	78,802	18.6%

Net Income Attributable to Common Shareholders (1)	$22,690	$7,782	191.6%	$11,026	$38,815	(71.6)%

Basic	$0.24	$0.10	140.0%	$0.12	$0.49	(75.5)%
Diluted	0.24	0.10	140.0%	0.12	0.49	(75.5)%

Net Operating Income – NOI	$33,600	$30,174	11.4%	$131,195	$114,772	14.3%

Basic	$0.35	$0.37	(5.4)%	$1.40	$1.46	(4.1)%
Diluted	0.35	0.37	(5.4)%	1.40	1.46	(4.1)%

Funds From Operations – FFO (2)	$20,280	$18,090	12.1%	$81,197	$69,841	16.3%

Basic	$0.21	$0.22	(4.5)%	$0.87	$0.89	(2.2)%
Diluted	0.21	0.22	(4.5)%	0.87	0.89	(2.2)%

Adjusted Funds From Operations – AFFO	$20,112	$17,708	13.6%	$79,695	$68,375	16.6%

Basic	$0.21	$0.22	(4.5)%	$0.85	$0.87	(2.3)%
Diluted	0.21	0.22	(4.5)%	0.85	0.87	(2.3)%

Dividends Declared per Common Share	$0.17	$0.17		$0.68	$0.68

Dividend/AFFO Payout Ratio	81.0%	77.3%		80.0%	78.2%

(1)	Effective October 1, 2018, we adopted ASU 2016-01. This new accounting standard requires unrealized gains or losses on our securities investments to flow through our income statement. Periods shown here prior to October 1, 2018 do not include the effect of this accounting change and therefore Net Income Attributable to Common Shareholders between these periods are not comparable.
(2)	In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Prior to the adoption of the FFO White Paper – 2018 Restatement, we defined Core Funds From Operations as FFO, excluding Unrealized Holding Gains or Losses Arising During the Periods.

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	7

Same Property Statistics

(unaudited) (in thousands except for square feet)

	For The Three Months Ended
	9/30/2019		9/30/2018	Change	Change %

Total Square Feet / Total Properties	22,250,880 / 114		21,173,581 / 111	1,077,299	5.1%

Occupancy Percentage at End of Period	98.9%		99.6%	(70) bps	(0.7)%

Same Property Square Feet / Number of Same Properties		20,224,208 / 107

Same Property Occupancy Percentage at End of Period	98.8%		99.6%	(80) bps	(0.8)%

Same Property Net Operating Income (NOI) (GAAP)	$28,884		$28,946	$(62)	(0.2)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(470)		(594)	124
Same Property Cash NOI	$28,414		$28,352	$62	0.2%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented. Historically, there have been many properties expanded in our portfolio and these expansions have resulted in very favorable economic returns. This factor should be taken into account when analyzing our Same Property results.

The 20 basis point decrease in Same Property NOI (GAAP) is primarily due to the 80 basis point decrease in Same Property Occupancy, partially offset by increased rent. The 20 basis point increase in Same Property NOI (Cash) is primarily due to increased rent, partially offset by the 80 basis point decrease in Same Property Occupancy.

Reconciliation of Same Property NOI to Total NOI

(unaudited) (in thousands)

	For The Three Months Ended
	9/30/2019	9/30/2018	Change	Change %

Same Property NOI (GAAP)	$28,884	$28,946	$(62)	(0.2)%

NOI of properties purchased subsequent to June 30, 2018 (three properties purchased during fiscal 2019 and two properties purchased during fiscal 2018)	3,809	614

NOI of properties expanded subsequent to June 30, 2018 (one property expanded during fiscal 2019 and one property expanded during 2018)	907	614

NOI of property sold subsequent to June 30, 2018 (four properties sold during fiscal 2018)	-0-	-0-
Total NOI	$33,600	$30,174	$3,426	11.4%

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	8

Same Property Statistics

(unaudited) (in thousands except for square feet)

	For The Twelve Months Ended
	9/30/2019		9/30/2018	Change	Change %

Total Square Feet / Total Properties	22,250,880 / 114		21,173,581 / 111	1,077,299	5.1%

Occupancy Percentage at End of Period	98.9%		99.6%	(70) bps	(0.7)%

Same Property Square Feet / Number of Same Properties		17,880,557 / 101

Same Property Occupancy Percentage at End of Period	98.6%		99.5%	(90) bps	(0.9)%

Same Property Net Operating Income (NOI) (GAAP)	$101,702		$102,524	$(822)	(0.8)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(988)		(1,477)	489
Same Property Cash NOI	$100,714		$101,047	$(333)	(0.3)%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented. Historically, there have been many properties expanded in our portfolio and these expansions have resulted in very favorable economic returns. This factor should be taken into account when analyzing our Same Property results.

The 80 basis point decrease in Same Property NOI (GAAP) and the 30 basis point decrease in Same Property NOI (Cash) are primarily due to the 90 basis point decrease in Same Property Occupancy, partially offset by increased rent.

Reconciliation of Same Property NOI to Total NOI

(unaudited) (in thousands)

	For The Twelve Months Ended
	9/30/2019	9/30/2018	Change	Change %

Same Property NOI (GAAP)	$101,702	$102,524	$(822)	(0.8)%

NOI of properties purchased subsequent to September 30, 2017 (three properties purchased during fiscal 2019 and seven properties purchased during fiscal 2018)	24,586	7,515

NOI of properties expanded subsequent to September 30, 2017 (one property expanded during fiscal 2019 and two properties expanded during 2018)	4,907	4,125

NOI of property sold subsequent to September 30, 2017 (four properties sold during fiscal 2018)	-0-	608
Total NOI	$131,195	$114,772	$16,423	14.3%

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	9

Consolidated Statements of Cash Flows

(in thousands)

	For The
	Twelve Months Ended
	9/30/2019	9/30/2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$29,800	$56,006
Noncash Items Included in Net Income:
Depreciation & Amortization	47,142	39,788
Stock Compensation Expense	784	434
Deferred Straight Line Rent	(1,926)	(1,973)
Unrealized Holding (Gains) Losses Arising During the Periods	24,680	-0-
Gain on Sale of Securities Transactions	-0-	(111)
Gain on Sale of Real Estate Investments	-0-	(7,485)
Changes in:
Tenant & Other Receivables	18	1,397
Prepaid Expenses	(524)	(755)
Other Assets & Capitalized Lease Costs	729	(2,037)
Accounts Payable, Accrued Expenses & Other Liabilities	919	265
NET CASH PROVIDED BY OPERATING ACTIVITIES	101,622	85,529

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(138,964)	(283,403)
Capital Improvements	(14,734)	(9,084)
Proceeds from Sale of Real Estate Investments	-0-	22,083
Return of Deposits on Real Estate	200	450
Deposits Paid on Acquisitions of Real Estate	(6,000)	(200)
Proceeds from Sale of Securities Available for Sale	-0-	2,620
Purchase of Securities Available for Sale	(55,010)	(64,979)
NET CASH USED IN INVESTING ACTIVITIES	(214,508)	(332,513)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Fixed Rate Mortgage Notes Payable	96,500	175,160
Principal Payments on Fixed Rate Mortgage Notes Payable	(63,350)	(54,354)
Net Draws (Repayments) on Loans Payable	(91,609)	66,517
Financing Costs Paid on Debt	(662)	(1,470)
Proceeds from Underwritten Public Offering of Common Stock, net of offering costs	132,338	-0-
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	58,199	40,094
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	57,079	77,100
Proceeds from the Exercise of Stock Options	567	570
Preferred Dividends Paid	(18,465)	(16,876)
Common Dividends Paid, net of Reinvestments	(46,856)	(40,658)
NET CASH PROVIDED BY FINANCING ACTIVITIES	123,741	246,083

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	10,855	(901)
CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	9,324	10,225
CASH AND CASH EQUIVALENTS - END OF YEAR	$20,179	$9,324

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	10

Capital Structure and Leverage Ratios

(unaudited) (in thousands except for per share amounts)

	As of	As of
	9/30/2019	9/30/2018

Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$744,928	$711,546
Loans Payable	95,000	186,609
Total Debt	839,928	898,155

6.125% Series C Cumulative Redeemable Preferred Stock	347,678	287,200
Common Stock, Paid-In-Capital & Other	663,365	510,706
Total Shareholders’ Equity	1,011,043	797,906

Total Book Capitalization	1,850,971	1,696,061

Accumulated Depreciation	249,584	207,065
Total Undepreciated Book Capitalization	$2,100,555	$1,903,126

Shares Outstanding	96,399	81,503
Market Price Per Share	$14.41	$16.72

Equity Market Capitalization	$1,389,107	$1,362,732
Total Debt	839,928	898,155
Total Preferred Stock	347,678	287,200
Total Market Capitalization	$2,576,713	$2,548,087

Total Debt	$839,928	$898,155
less: Cash and Cash Equivalents	20,179	9,324
Net Debt	$819,749	$888,831
less: Securities Available for Sale at Fair Value (Securities)	185,250	154,921
Net Debt Less Securities	$634,499	$733,910

Net Debt / Total Undepreciated Book Capitalization	39.0%	46.7%
Net Debt / Total Market Capitalization	31.8%	34.9%
Net Debt Plus Preferred Stock / Total Market Capitalization	45.3%	46.2%
Net Debt Less Securities / Total Undepreciated Book Capitalization	30.2%	38.6%
Net Debt Less Securities / Total Market Capitalization	24.6%	28.8%
Net Debt Less Securities Plus Preferred Stock / Total Market Capitalization	38.1%	40.1%
Weighted Average Interest Rate on Fixed Rate Debt	4.03%	4.07%
Weighted Average Term on Fixed Rate Debt	11.3 yrs.	11.7 yrs.
Weighted Average Lease Term	7.6 yrs.	8.1 yrs.

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	11

Capital Structure and Leverage Ratios

(unaudited) (in thousands)

	For the Three Months Ended		For the Twelve Months Ended
	9/30/2019	9/30/2018	9/30/2019	9/30/2018
Net Income Attributable to Common Shareholders	$22,690	$7,782	$11,026	$38,815
Plus: Preferred Dividends	5,124	4,378	18,774	17,191
Plus: Interest Expense, including Amortization of Financing Costs	9,033	8,709	36,912	32,350
Plus: Depreciation and Amortization	11,679	10,322	45,890	38,567
Less: Gain on Sale of Real Estate Investments	-0-	-0-	-0-	(7,485)
EBITDAre	48,526	31,191	112,602	119,438
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	26	25	103	102
Plus: Unrealized Holding Losses Arising During the Periods	(13,988)	-0-	24,680	-0-
Less: Gain on Sale of Securities Transactions	-0-	-0-	-0-	(111)
Adjusted EBITDA	$34,564	$31,216	$137,385	$119,429

Interest Expense, including Amortization of Financing Costs	$9,033	$8,709	$36,912	$32,350
Preferred Dividends	5,124	4,378	18,774	17,191
Total Fixed Charges	$14,157	$13,087	$55,686	$49,541

Interest Coverage	3.8 x	3.6 x	3.7 x	3.7 x
Fixed Charge Coverage	2.4 x	2.4 x	2.5 x	2.4 x

Net Debt	$819,749	$888,831	$819,749	$888,831
Net Debt Less Securities	634,499	733,910	634,499	733,910
Total Preferred Stock	347,678	287,200	347,678	287,200
Annualized Adjusted EBITDA	138,256	124,865	137,385	119,429

Net Debt / Adjusted EBITDA	5.9 x	7.1 x	6.0 x	7.4 x
Net Debt Less Securities / Adjusted EBITDA	4.6 x	5.9 x	4.6 x	6.1 x
Net Debt + Preferred Stock / Adjusted EBITDA	8.4 x	9.4 x	8.5 x	9.8 x
Net Debt Less Securities + Preferred Stock / Adjusted EBITDA	7.1 x	8.2 x	7.1 x	8.5 x

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	12

Debt Maturity

(unaudited) (In thousands)

			Loans			% of
Fiscal Year Ended		Mortgages	Payable		Total	Total

2020		$53,394	$95,000	(B)	$148,394	17.5%
2021		55,360	-0-		55,360	6.5%
2022		77,516	-0-		77,516	9.1%
2023		56,240	-0-		56,240	6.6%
2024		69,293	-0-		69,293	8.2%
Thereafter		441,113	-0-		441,113	52.1%

Total as of 9/30/2019	(A)	$752,916	$95,000		$847,916	100.0%

Weighted Average Interest Rate		4.03%	3.74%		4.00%
Weighted Average Term		11.3 yrs.	1.0 yrs.		10.2yrs.

(A)	Mortgages does not include unamortized debt issuance costs of $7,988.
(B)	Represents the amount drawn down on a $200 million line of credit facility. Subsequent to the fiscal yearend 2019, on November 14, 2019, $10 million was paid down towards the line of credit facility. On November 15, 2019, the $200 million line of credit was replaced by a new $225 million line of credit facility and a new $75 million unsecured term loan. The new $225 million line of credit matures January 2024 with two options to extend for additional six-month periods. The $75 million term loan matures January 2025. We currently have $10 million drawn down under the new line of credit facility and $75 million outstanding under the new Term Loan.

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	13

Securities Portfolio Historic Performance (Fiscal Year)

(unaudited)

Fiscal Year	Securities Portfolio Cost (A)	Securities Available for Sale (A)	Dividend Income	Net Realized Gain on Sale of Securities	Change in Unrealized Gain/(Loss)(B)	Total Return	Total Return %

2010	$24,027,834	$27,824,665	$2,387,757	$2,609,149	$6,319,226	$11,316,132	47.10%
2011	32,401,668	42,517,725	2,981,534	5,238,203	(7,747,894)	471,843	1.46%
2012	41,896,896	44,265,059	3,144,837	6,044,065	3,015,774	12,204,676	29.13%
2013	56,301,236	61,685,173	3,861,374	7,133,252	(3,394,669)	7,599,957	13.50%
2014	43,462,472	45,451,740	3,863,136	2,166,766	(1,867,912)	4,161,990	9.58%
2015	59,190,047	59,311,403	3,707,498	805,513	(5,562,959)	(1,049,948)	(1.77)%
2016	59,982,840	54,541,237	5,607,403	4,398,599	18,383,870	28,389,872	47.33%
2017	60,662,627	73,604,894	6,919,973	2,311,714	(6,371,702)	2,859,985	4.71%
2018	117,194,205	123,764,770	13,099,316	111,387	(31,315,144)	(18,104,441)	(15.45)%
As of 9/30/19	179,665,124	154,920,545	15,070,102	-0-	(24,680,308)	(9,610,206)	(5.35)%

Total			$60,642,930	$30,818,648	$(53,221,718)	$38,239,860	Avg. 13.02%

(A)	Fiscal Year beginning balance
(B)	Fiscal Year end balance

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	14

Securities Portfolio Historic Performance (Fiscal Year)

(unaudited)

FISCAL YEAR	MREIC REIT Portfolio (%)	MSCI REIT Index (RMS)(%)	S&P 500 Index (%)	MREIC vs. MSCI REIT Index (RMS) ∆ in BPS	MREIC vs. S&P 500 Index ∆ in BPS

2010	47.10	30.54	10.16	1656	3694
2011	1.46	1.26	1.14	20	32
2012	29.13	32.44	30.20	(331)	(107)
2013	13.50	5.75	19.34	775	(584)
2014	9.58	13.26	19.73	(368)	(1015)
2015	(1.77)	9.47	(0.61)	(1124)	(116)
2016	47.33	19.83	15.43	2750	3190
2017	4.71	0.54	18.61	417	(1390)
2018	(15.45)	3.74	17.91	(1919)	(3336)
As of 9/30/19	(5.35)	18.31	4.25	(2366)	(960)
Average	13.02	13.51	13.62	(49)	(59)

Source: S&P Global Market Intelligence

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	15

Property Table by Tenant

(unaudited)

Tenant		Property Count	Square Footage	Occupied Square Footage	% of Occupied sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Undepreciated Cost		Mortgage Balance

FedEx Ground Package System, Inc.		44	8,815,312	8,815,312	39.6%	$70,984,000	52.0%	$8.05	$1,008,350,313		$449,843,978
FedEx Corporation		15	1,095,096	1,095,096	4.9%	6,719,000	4.9%	6.14	95,810,908		12,968,011
FedEx Forward Depots, Inc.		1	449,900	449,900	2.0%	1,389,000	1.0%	3.09	16,113,903		4,202,355
Total FedEx		60	10,360,308	10,360,308	46.5%	79,092,000	57.9%	7.63	1,120,275,124		467,014,344

Milwaukee Electric Tool Corporation		1	861,889	861,889	3.9%	3,054,000	2.3%	3.54	36,914,917		19,916,660
Shaw Industries, Inc.		1	831,764	831,764	3.7%	3,495,000	2.6%	4.20	56,025,945		30,304,223
Amazon.com Services, Inc. (Amazon.com, Inc.)		3	754,718	754,718	3.4%	4,716,000	3.5%	6.25	70,621,229		36,008,585
ULTA, Inc.		1	671,354	671,354	3.0%	2,729,000	2.0%	4.06	37,512,071		18,780,119
Jim Beam Brands Company (Beam Suntory)		1	599,840	599,840	2.7%	2,071,000	1.5%	3.45	28,000,000		15,671,796
International Paper Company		2	578,472	578,472	2.6%	2,615,000	1.9%	4.52	37,024,608		19,295,298
TreeHouse Private Brands, Inc.		1	558,600	558,600	2.5%	2,226,000	1.6%	3.98	26,807,852		14,566,494
Autoneum North America, Inc.		1	413,605	413,605	1.9%	2,207,000	1.6%	5.34	21,040,395		13,682,803
B. Braun Medical Inc.		1	399,440	399,440	1.8%	2,138,000	1.6%	5.35	30,008,069		18,224,346
UGN, Inc.		1	387,000	387,000	1.7%	2,076,000	1.5%	5.36	21,576,756		13,626,209
CBOCS Distribution, Inc. (Cracker Barrel)		1	381,240	381,240	1.7%	1,461,000	1.1%	3.83	14,215,126		-0-
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	1.7%	1,693,000	1.2%	4.60	19,600,000		8,680,014
Toyota Tsusho America, Inc.		1	350,000	350,000	1.6%	1,707,000	1.3%	4.88	25,078,587		16,932,321
Coca-Cola		2	323,358	323,358	1.5%	1,709,000	1.3%	5.29	20,504,069		3,465,418
Science Applications International Corporation		1	302,400	302,400	1.4%	1,655,000	1.2%	5.47	14,016,538		-0-
Bunzl USA Holdings, Inc.		2	268,778	268,778	1.2%	1,487,000	1.1%	5.53	18,731,674		11,581,094
Woodstream Corporation	(A)	1	256,000	256,000	1.2%	920,000	0.7%	3.59	8,951,926		-0-
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.1%	1,210,000	0.9%	5.16	14,550,000		6,927,092
United Technologies Corporation		2	223,150	223,150	1.0%	1,543,000	1.1%	6.91	23,047,057		5,623,451
Mickey Thompson Performance Tires and Wheels (Cooper Tire)		1	219,765	219,765	1.0%	1,511,000	1.1%	6.88	18,934,065		11,483,599
Rinnai America Corporation		1	218,120	218,120	1.0%	840,000	0.6%	3.85	15,075,283		-0-
Anheuser-Busch, Inc.		1	184,800	184,800	0.8%	832,000	0.6%	4.50	12,697,848		-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	0.8%	761,000	0.6%	4.24	7,232,986		-0-
NF&M International, Inc.	(B)	1	174,802	174,802	0.8%	837,000	0.6%	4.79	5,408,790		-0-
Home Depot USA, Inc.		1	171,200	171,200	0.8%	1,007,000	0.7%	5.88	11,303,317		-0-
Victory Packaging, L.P.		1	148,000	148,000	0.7%	508,000	0.4%	3.43	5,455,379		-0-
Challenger Lifts, Inc. (Snap-On Inc.)		1	137,500	137,500	0.6%	845,000	0.6%	6.15	11,304,000		6,121,328
Altec Industries, Inc.	(A)	1	126,880	126,880	0.6%	374,000	0.3%	2.95	4,436,799		-0-
General Electric Company		1	125,860	125,860	0.6%	1,328,000	1.0%	10.55	19,964,283		10,407,317
Keurig Dr Pepper		2	110,080	110,080	0.5%	748,000	0.5%	6.80	10,498,031		1,552,046
Style Crest, Inc.		1	106,507	106,507	0.5%	392,000	0.3%	3.68	7,246,325		-0-
Pittsburgh Glass Works, LLC		1	102,135	102,135	0.5%	447,000	0.3%	4.38	4,249,615		-0-
Dakota Bodies, LLC		1	96,687	96,687	0.4%	407,000	0.3%	4.21	7,535,780		-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.4%	759,000	0.6%	8.31	8,163,278		1,643,102
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.4%	513,000	0.4%	5.76	6,977,442		-0-
CHEP USA, Inc.		1	83,000	83,000	0.4%	503,000	0.4%	6.06	7,463,672		-0-
Sherwin-Williams Company		2	78,887	78,887	0.4%	647,000	0.5%	8.20	7,258,079		-0-
RGH Enterprises, Inc. (Cardinal Health)		1	75,000	75,000	0.3%	613,000	0.4%	8.17	5,525,600		-0-
Tampa Bay Grand Prix		1	68,385	68,385	0.3%	302,000	0.2%	4.42	5,677,982		-0-
Various Tenants at Retail Shopping Center		1	64,220	62,440	0.3%	778,000	0.6%	12.46	3,129,208		-0-
SOFIVE, Inc.		1	60,400	60,400	0.3%	623,000	0.5%	10.31	5,296,752		1,408,231
Kellogg Sales Company		1	54,812	54,812	0.1%	329,000	0.2%	6.00	3,494,108		-0-
Siemens Real Estate		1	51,130	51,130	0.1%	461,000	0.2%	9.02	4,452,425		-0-
Foundation Building Materials, LLC		1	36,270	36,270	0.1%	176,000	0.1%	4.85	2,543,770		-0-
Graybar Electric Company		1	26,340	26,340	0.1%	112,000	0.1%	4.25	2,311,207		-0-
Vacant	(B)	3	245,837	-0-	0.0%	-0-	0.0%	-0-	18,368,625		-0-
Total as of 9/30/19		114	22,250,880	22,003,263	98.9%	$136,457,000	100.0%	$6.20	$1,866,506,592	(C)	$752,915,890

Acquisitions Subsequent to 9/30/19
Amazon.com Services, Inc. (Amazon.com, Inc.)		1	615,747	615,747	2.7%	4,950,000	3.5%	8.04
Pro Forma Total with Acquisitions Subsequent to 9/30/19		115	22,866,627	22,619,010	98.9%	$141,407,000	100.0%	$6.25

Leasing Activity Subsequent to 9/30/19
Locke Supply Co.	(D)	-	-	60,000	0.3%	325,000	0.2%	5.42
Pro Forma Total		115	22,866,627	22,679,010	99.2%	$141,732,000	100.0%	$6.25

(A)	Woodstream Corporation and Altec Industries, Inc. are located at one property and, therefore, are counted as one property in the Property Count Total.
(B)	NF&M International is located in a 255,658 square foot industrial park in Monaca (Pittsburgh), PA, of which 80,856 square feet is vacant. This industrial park is counted as one property in the Property Count Total. Other than two properties indicated in footnotes (A) and (B) and one retail property, all other properties are single-tenant.
(C)	Does not include unamortized debt issuance costs of $7,987,403.
(D)	Effective 11/1/2019, we leased our previously vacant 60,000 square foot facility located in Richmond, VA for 12.5 years to Locke Supply Co.

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	16

Property Table by State

(unaudited)

State	Property Count	Square Footage	Occupied Square Footage	% of Total sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Undepreciated Cost		Mortgage Balance

Florida	13	2,211,583	2,211,583	9.9%	$15,730,000	11.7%	$7.11	$227,095,915		$90,069,232
Texas	10	1,781,967	1,781,967	8.0%	13,777,000	10.1%	7.73	182,435,432		72,240,137
Ohio	9	1,705,506	1,705,506	7.7%	9,960,000	7.3%	5.84	119,522,777		44,663,731
Georgia	6	1,639,696	1,639,696	7.4%	10,507,000	7.7%	6.41	166,206,747		85,176,518
South Carolina	6	1,371,721	1,371,721	6.2%	10,267,000	7.5%	7.48	127,906,341		55,007,075
Indiana	3	1,349,176	1,349,176	6.1%	6,153,000	4.5%	4.56	88,094,741		45,166,346
Kentucky	3	1,295,940	1,295,940	5.8%	5,142,000	3.8%	3.97	66,111,852		36,359,618
Mississippi	4	1,158,889	1,158,889	5.2%	4,496,000	3.3%	3.88	55,676,815		26,843,752
Illinois	9	958,045	958,045	4.3%	6,150,000	4.5%	6.42	82,712,524		7,956,397
North Carolina	4	939,706	939,706	4.2%	5,674,000	4.2%	6.04	85,789,646		40,145,772
Tennessee	3	891,777	891,777	4.0%	3,169,000	2.3%	3.55	35,678,016		4,202,355
Michigan	4	833,054	833,054	3.7%	5,575,000	4.1%	6.69	73,374,059		24,013,833
Kansas	4	813,043	813,043	3.7%	4,656,000	3.4%	5.73	60,943,937		27,763,956
Missouri	4	740,119	740,119	3.3%	2,906,000	2.1%	3.93	35,177,355		6,457,221
Oklahoma	4	614,941	614,941	2.8%	3,943,000	2.9%	6.41	54,961,021		27,772,534
New York	3	518,565	413,584	2.3%	2,931,000	2.1%	7.09	51,580,123		20,075,112
Pennsylvania	3	504,040	423,184	2.3%	2,816,000	2.1%	6.65	36,901,865		13,255,169
New Jersey	3	471,765	469,985	2.1%	6,729,000	4.9%	14.32	92,413,582		54,162,377
Alabama	2	451,595	451,595	2.0%	2,630,000	1.9%	5.82	39,714,135		17,942,579
Virginia	5	407,265	347,265	1.8%	2,128,000	1.6%	6.13	34,838,251		3,904,854
Colorado	2	295,227	295,227	1.3%	2,441,000	1.8%	8.27	35,683,647		15,631,741
Arizona	1	283,358	283,358	1.3%	1,377,000	1.0%	4.86	16,824,226		2,881,904
Wisconsin	2	238,666	238,666	1.1%	1,295,000	0.9%	5.43	16,377,221		2,311,372
Washington	1	210,445	210,445	0.9%	1,962,000	1.4%	9.32	30,320,686		16,635,306
Louisiana	1	175,315	175,315	0.8%	1,265,000	0.9%	7.22	18,425,875		10,424,731
Maryland	1	148,881	148,881	0.7%	1,455,000	1.1%	9.77	14,512,355		-0-
Nebraska	1	89,115	89,115	0.4%	446,000	0.3%	5.00	5,963,626		-0-
Minnesota	1	60,398	60,398	0.3%	372,000	0.3%	6.16	5,223,944		1,852,268
Connecticut	1	54,812	54,812	0.2%	329,000	0.2%	6.00	3,494,108		-0-
Iowa	1	36,270	36,270	0.2%	176,000	0.1%	4.85	2,543,770		-0-
Total as of 9/30/2019	114	22,250,880	22,003,263	100.0%	$136,457,000	100.0%	$6.20	$1,866,506,592	(A)	$752,915,890

Acquisitions Subsequent to 9/30/19
Indianapolis	1	615,747	615,747	2.7%	4,950,000	3.5%	8.04
Pro Forma Total with Acquisitions Subsequent to 9/30/19	115	22,866,627	22,619,010	100.0%	$141,407,000	100.0%	$6.25

Leasing Activity Subsequent to 9/30/19
Virginia (B)	-	-	60,000	0.3%	325,000	0.2%	5.42
Pro Forma Total	115	22,866,627	22,679,010	100.0%	$141,732,000	100.0%	$6.25

(A)	Does not include unamortized debt issuance costs of $7,987,403.
(B)	Effective 11/1/2019, we leased our previously vacant 60,000 square foot facility located in Richmond, VA for 12.5 years to Locke Supply Co.

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	17

Lease Expirations

(unaudited)

Fiscal Year		Property Count	Square Footage	% of Total Sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Lease Exp. Term in Years	Undepreciated Cost		Mortgage Balance

2020	(B)	5	418,782	1.9%	$2,240,000	1.6%	$5.35	0.8	$22,786,614		$-0-
2021	(A)	10	1,206,723	5.4%	5,516,000	4.0%	4.57	1.7	69,782,490		7,143,148
2022		7	1,138,320	5.1%	6,463,000	4.7%	5.68	2.5	76,123,274		22,898,777
2023	(A)	13	1,668,804	7.5%	9,522,000	7.0%	5.71	3.7	117,178,916		19,337,735
2024		13	1,887,034	8.5%	11,710,000	8.6%	6.21	4.6	136,379,941		24,828,277
2025	(A)	9	2,433,130	10.9%	12,281,000	9.0%	5.05	5.6	161,989,624		68,352,425
2026		8	1,078,913	4.8%	8,347,000	6.1%	7.74	6.6	112,890,118		32,300,812
2027		11	2,304,616	10.4%	12,612,000	9.2%	5.47	7.9	179,852,000		68,053,313
2028		11	2,571,915	11.6%	13,902,000	10.2%	5.41	8.5	182,406,703		65,801,344
2029		8	1,739,634	7.8%	9,720,000	7.1%	5.59	9.0	138,005,671		63,764,734
2030		4	873,032	3.9%	6,962,000	5.1%	7.97	10.5	101,776,983		52,458,031
2031		3	963,269	4.3%	7,135,000	5.2%	7.41	11.6	104,610,700		61,107,917
2032	(B)	7	2,071,983	9.3%	18,480,000	13.6%	8.92	12.6	286,037,611		172,422,039
2033		2	639,068	2.9%	6,487,000	4.8%	10.15	13.6	106,803,506		66,254,635
2034		2	945,600	4.3%	4,302,000	3.2%	4.55	14.2	48,384,608		28,192,703
Various tenants at retail shopping center		1	64,220	0.3%	778,000	0.6%	12.46	-0-	3,129,208		-0-
Vacant	(A)	3	245,837	1.1%	-0-	0.0%	-0-	-0-	18,368,625		-0-
Total as of 9/30/19		114	22,250,880	100.0%	$136,457,000	100.0%	$6.20	7.6	$1,866,506,592	(C)	$752,915,890

Acquisitions Subsequent to 9/30/19
2034		1	615,747	2.7%	4,950,000	3.5%	8.04	14.9
Pro Forma Total with Acquisitions Subsequent to 9/30/19		115	22,866,627	100.0%	$141,407,000	100.0%	$6.25	7.8

Leasing Activity Subsequent to 9/30/19
2032	(D)	-	-	-	325,000	0.2%	5.42	12.5
Pro Forma Total		115	22,866,627	100.0%	$141,732,000	100.0%	$6.25	7.8

(A)	Included in 2021 is Woodstream Corporation and included in 2023 is Altec Industries which both occupy one property. Included in 2025 is NF&M International, which occupies 174,802 square feet of a 255,658 square foot Industrial Park. The remaining 80,856 square feet is included in Vacant. Each of these properties are counted as one property in the Property Count Total. Other than these properties and one retail property, all other properties are single-tenant.
(B)	Included in 2020 and 2032 is a property located in Aiken (Augusta, GA), SC leased to Autoneum North America, Inc. This property contains two leasable structures with two different lease terms. Both are counted as one property in the property count total.
(C)	Does not include unamortized debt issuance costs of $7,987,403.
(D)	Effective 11/1/2019, we leased our previously vacant 60,000 square foot facility located in Richmond, VA for 12.5 years to Locke Supply Co.

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	18

Recent Acquisitions During Fiscal 2019

(unaudited)

				Date of	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	sf Occup.	Expiration	Price	Balance
1	FedEx Ground Package System, Inc.	Trenton	NJ	10/19/18	347,145	$5,328,000	$15.35	6/30/2032	$85,248,352	$55,000,000
2	FedEx Ground Package System, Inc.	Savannah	GA	11/30/18	126,520	1,755,000	13.87	10/31/2028	27,832,780	17,500,000
3	Toyota Tsusho America, Inc.	Lafayette (Indianapolis)	IN	7/26/19	350,000	1,707,000	4.88	6/30/2029	25,536,000	17,000,000
	Total as of 9/30/19				823,665	$8,790,000	$10.67		$138,617,132	$89,500,000

	Acquisitions Subsequent to 9/30/19
1	Amazon.com Services, Inc.	Greenwood (Indianapolis)	IN	10/10/19	615,747	$4,950,000	$8.04	8/31/2034	$81,500,000	$52,500,000

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	19

Property Table

(unaudited)

					Fiscal Year		Square	Annual	Rent Per sf	Lease Exp. Term	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	in Years	Cost	Balance
1	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$3,054,000	$3.54	8.8	$36,914,917	$19,916,660
2	Shaw Industries, Inc.		Savannah	GA	2018	100.0%	831,764	3,495,000	4.20	8.0	56,025,945	30,304,223
3	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,729,000	4.06	5.8	37,512,071	18,780,119
4	Jim Beam Brands Company (Beam Suntory)		Frankfort (Lexington)	KY	2015	100.0%	599,840	2,071,000	3.45	5.3	28,000,000	15,671,796
5	TreeHouse Private Brands, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,226,000	3.98	14.1	26,807,852	14,566,494
6	FedEx Forward Depots, Inc.		Memphis	TN	2010	100.0%	449,900	1,389,000	3.09	9.7	16,113,903	4,202,355
7	Autoneum North America, Inc.	(B)	Aiken (Augusta, GA)	SC	2017	100.0%	315,560	1,717,000	5.44	12.6	21,040,396	13,682,803
	Autoneum North America, Inc.	(B)	Aiken (Augusta, GA)	SC	2017	100.0%	98,045	490,000	5.00	0.8	na	na
8	B. Braun Medical Inc.		Daytona Beach	FL	2018	100.0%	399,440	2,138,000	5.35	8.5	30,008,069	18,224,346
9	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	387,000	2,076,000	5.36	14.4	21,576,756	13,626,209
10	Woodstream Corporation		St. Joseph	MO	2001	100.0%	256,000	920,000	3.59	2.0	8,951,926	-0-
	Altec Industries, Inc.		St. Joseph	MO	2001	100.0%	126,880	374,000	2.95	3.4	4,436,799	-0-
11	CBOCS Distribution, Inc. (Cracker Barrel)		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,461,000	3.83	4.8	14,215,126	-0-
12	FedEx Ground Package System, Inc.		Braselton (Atlanta)	GA	2018	100.0%	373,750	3,783,000	10.12	13.4	60,227,126	37,898,374
13	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,693,000	4.60	2.3	19,600,000	8,680,014
14	Amazon.com Services, Inc. (Amazon.com, Inc.)		Mobile	AL	2018	100.0%	362,942	2,025,000	5.58	9.2	33,052,316	17,802,153
15	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2017	100.0%	354,482	2,537,000	7.16	12.7	40,043,145	23,491,643
16	FedEx Ground Package System, Inc.		Mesquite (Dallas)	TX	2017	100.0%	351,874	3,199,000	9.09	12.5	49,880,493	29,171,051
17	Toyota Tsusho America, Inc.		Lafayette	IN	2019	100.0%	350,000	1,707,000	4.88	9.8	25,078,587	16,932,321
18	FedEx Ground Package System, Inc.		Trenton	NJ	2019	100.0%	347,145	5,328,000	15.35	12.8	83,987,622	52,754,146
19	FedEx Ground Package System, Inc.		Walker (Grand Rapids)	MI	2017	100.0%	343,483	2,103,000	6.12	12.3	31,654,987	18,365,264
20	FedEx Ground Package System, Inc.		Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,318,000	6.85	11.5	35,093,700	20,075,112
21	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2016	100.0%	330,717	2,237,000	6.76	5.8	33,044,797	16,654,129
22	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,717,000	5.24	8.1	25,504,083	9,453,906
23	FedEx Ground Package System, Inc.		Olathe (Kansas City)	KS	2016	100.0%	313,763	2,204,000	7.02	11.7	31,737,000	18,759,053
24	FedEx Ground Package System, Inc.		Davenport (Orlando)	FL	2016	100.0%	310,922	2,613,000	8.40	11.6	37,780,000	22,273,752
25	FedEx Ground Package System, Inc.		Ft. Worth (Dallas)	TX	2015	100.0%	304,608	2,379,000	7.81	10.6	35,332,547	19,342,159
26	Science Applications International Corporation		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,655,000	5.47	4.1	14,016,538	-0-
27	Amazon.com Services, Inc. (Amazon.com, Inc.)		Oklahoma City	OK	2018	100.0%	300,000	1,902,000	6.34	8.1	29,878,942	18,206,432
28	International Paper Company		Kenton	OH	2017	100.0%	298,472	1,256,000	4.21	7.9	18,730,500	10,873,909
29	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,998,000	6.71	10.3	30,826,998	15,072,335
30	Western Container Corp. (Coca-Cola)		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,377,000	4.86	7.6	16,824,226	2,881,904
31	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,359,000	4.85	3.9	18,294,108	8,421,389
32	FedEx Ground Package System, Inc.		Charleston	SC	2018	100.0%	265,318	2,704,000	10.19	13.8	46,576,380	28,356,261
33	NF&M International, Inc.		Monaca (Pittsburgh)	PA	1988	68.4%	255,658	837,000	4.79	5.3	7,910,666	-0-
34	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	3.8	22,890,124	-0-
35	FedEx Ground Package System, Inc.		Homestead (Miami)	FL	2017	100.0%	237,756	2,282,000	9.60	12.5	37,911,556	21,989,121
36	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,210,000	5.16	2.8	14,550,000	6,927,092
37	FedEx Ground Package System, Inc.		Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	6.3	29,320,066	15,631,741
38	Mickey Thompson Performance Tires and Wheels (Cooper Tire)		Stow	OH	2017	100.0%	219,765	1,511,000	6.88	7.9	18,934,065	11,483,599
39	Rinnai America Corporation		Griffin (Atlanta)	GA	2006	100.0%	218,120	840,000	3.85	1.3	15,075,283	-0-
40	FedEx Ground Package System, Inc.		Ft. Myers	FL	2017	100.0%	213,672	1,418,000	6.64	7.9	21,663,635	12,509,678
41	FedEx Ground Package System, Inc.		Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	10.9	30,320,686	16,635,306
42	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	9.7	15,204,950	7,956,397
43	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	832,000	4.50	2.2	12,697,848	-0-
44	Carrier Enterprise, LLC (United Technologies)		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,178,000	6.39	4.3	17,947,057	5,623,451
45	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	5.0	19,316,604	7,286,814
46	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	761,000	4.24	3.8	7,232,986	-0-
47	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,598,000	9.03	8.9	17,063,643	-0-
48	FedEx Ground Package System, Inc.		Covington (New Orleans)	LA	2016	100.0%	175,315	1,265,000	7.22	5.8	18,425,875	10,424,731
49	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	2.5	13,879,697	5,648,569
50	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	1,007,000	5.88	0.8	11,303,317	-0-

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	20

Property Table

(unaudited)

					Fiscal Year		Square	Annual	Rent Per sf	Lease Exp. Term	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	in Years	Cost	Balance
51	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	$1,624,000	$9.51	6.8	$19,701,575	$-0-
52	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	164,207	1,097,000	6.68	7.0	12,039,014	-0-
53	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	4.8	9,965,550	5,242,093
54	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	758,000	4.78	2.0	10,003,235	6,457,221
55	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	5.8	12,605,609	2,890,183
56	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,078,000	7.15	5.9	12,551,368	3,931,467
57	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	148,881	1,455,000	9.77	8.8	14,512,355	-0-
58	Victory Packaging, L.P.		Fayetteville	NC	1997	100.0%	148,000	508,000	3.43	1.4	5,455,379	-0-
59	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	4.0	12,431,192	-0-
60	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	5.0	14,127,449	-0-
61	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	827,000	5.93	7.8	9,807,221	-0-
62	Challenger Lifts, Inc. (Snap-On Inc.)		Louisville	KY	2016	100.0%	137,500	845,000	6.15	6.7	11,304,000	6,121,328
63	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,493,000	11.38	5.0	16,447,178	-0-
64	FedEx Ground Package System, Inc.		Savannah	GA	2019	100.0%	126,520	1,755,000	13.87	9.1	27,531,560	16,871,508
65	General Electric Company		Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,328,000	10.55	6.3	19,964,283	10,407,317
66	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,272,000	10.34	7.7	18,992,949	-0-
67	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	3.9	9,026,916	2,847,852
68	FedEx Corporation		Charleston	SC	2018	100.0%	121,683	1,314,000	10.80	12.9	21,519,412	12,968,011
69	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	3.6	7,806,645	-0-
70	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	8.2	8,774,524	-0-
71	Bunzl Distribution Oklahoma, Inc.		Oklahoma City	OK	2017	100.0%	110,361	729,000	6.61	4.9	8,728,439	5,123,873
72	Style Crest, Inc.		Winston-Salem	NC	2002	100.0%	106,507	392,000	3.68	1.5	7,246,325	-0-
73	Vacant		Cheektowaga (Buffalo)	NY	2000	0.00%	104,981	-0-	na	na	10,960,823	-0-
74	FedEx Ground Package System, Inc.		West Chester Twp. (Cincinnati)	OH	1999	100.0%	103,818	548,000	5.28	3.9	5,733,686	-0-
75	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	3.6	10,200,000	3,904,854
76	Pittsburgh Glass Works, LLC		O' Fallon (St. Louis)	MO	1994	100.0%	102,135	447,000	4.38	1.8	4,249,615	-0-
77	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	3.7	6,570,000	2,311,372
78	Dakota Bodies, LLC		Liberty (Kansas City)	MO	1998	100.0%	96,687	407,000	4.21	6.6	7,535,780	-0-
79	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	535,000	5.58	9.7	6,584,384	-0-
80	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	8.2	7,865,007	-0-
81	Amazon.com Services, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	789,000	8.60	9.8	7,689,971	-0-
82	National Oilwell Varco, Inc.		Houston	TX	2010	100.0%	91,295	759,000	8.31	3.0	8,163,278	1,643,102
83	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	4.1	5,963,626	-0-
84	Joseph T. Ryerson and Son, Inc.		Elgin (Chicago)	IL	2002	100.0%	89,052	513,000	5.76	5.3	6,977,442	-0-
85	FedEx Ground Package System, Inc.		Huntsville	AL	2005	100.0%	88,653	605,000	6.82	6.8	6,661,819	140,426
86	CHEP USA, Inc.		Roanoke	VA	2007	100.0%	83,000	503,000	6.06	5.4	7,463,672	-0-
87	FedEx Corporation		Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	438,000	5.32	8.9	7,298,167	-0-
88	RGH Enterprises, Inc. (Cardinal Health)		Halfmoon (Albany)	NY	2012	100.0%	75,000	613,000	8.17	2.2	5,525,600	-0-
89	FedEx Corporation		Schaumburg (Chicago)	IL	1997	100.0%	73,500	478,000	6.50	7.5	5,177,940	-0-
90	FedEx Corporation		Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	1.7	4,949,251	-0-
91	FedEx Ground Package System, Inc.		Denver	CO	2005	100.0%	69,865	609,000	8.72	6.1	6,363,581	-0-
92	Tampa Bay Grand Prix		Tampa	FL	2005	100.0%	68,385	302,000	4.42	1.0	5,677,982	-0-
93	Sherwin-Williams Company		Rockford	IL	2011	100.0%	66,387	485,000	7.31	4.3	5,551,227	-0-
94	Various Tenants at Retail Shopping Center		Somerset	NJ	1970	97.0%	64,220	778,000	12.46	Na	3,129,208	-0-
95	Keurig Dr Pepper		Cincinnati	OH	2015	100.0%	63,840	484,000	7.58	10.0	6,750,000	-0-
96	FedEx Corporation		Chattanooga	TN	2007	100.0%	60,637	319,000	5.26	3.1	5,348,987	-0-
97	SOFIVE, Inc.		Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	623,000	10.31	10.3	5,296,752	1,408,231
98	FedEx Ground Package System, Inc.		Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	3.7	5,223,944	1.,852,268
99	Vacant	(C)	Richmond	VA	2004	0.00%	60,000	-0-	na	Na	4,905,925	-0-
100	FedEx Ground Package System, Inc.		Augusta	GA	2005	100.0%	59,358	513,000	8.64	1.8	5,363,304	102,413

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	21

Property Table

(unaudited)

								Rent	Lease Exp.
				Fiscal Year		Square	Annual	Per sf	Term in	Undepreciated		Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost		Balance
101	Kellogg Sales Company	Newington (Hartford)	CT	2001	100.0%	54,812	$329,000	$6.00	0.4	$3,494,108		$-0-
102	Siemens Real Estate	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	461,000	9.02	4.6	4,452,425		-0-
103	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	7.9	4,462,009		-0-
104	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	436,000	9.43	1.9	4,808,329		-0-
105	Keurig Dr Pepper	Tulsa	OK	2014	100.0%	46,240	264,000	5.71	4.4	3,748,031		1,552,046
106	Heartland Coca-Cola Bottling Company, LLC (Coca-Cola)	Topeka	KS	2009	100.0%	40,000	332,000	8.30	2.0	3,679,843		583,514
107	Collins Aerospace Systems (United Technologies)	Rockford	IL	2015	100.0%	38,833	365,000	9.40	7.8	5,100,000		-0-
108	Foundation Building Materials, LLC	Urbandale (Des Moines)	IA	1994	100.0%	36,270	176,000	4.85	8.3	2,543,770		-0-
109	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	4.5	1,900,691		-0-
110	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	284,000	8.20	7.8	4,133,510		-0-
111	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	8.2	2,043,226		-0-
112	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	3.2	1,983,529		-0-
113	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	112,000	4.25	0.8	2,311,207		-0-
114	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	162,000	12.96	2.1	1,706,852		-0-
	Total as of 9/30/19				98.9%	22,250,880	$136,457,000	$6.20	7.6	$1,866,506,592	(A)	$752,915,890

	Acquisitions Subsequent to 9/30/19
115	Amazon.com Services, Inc.	Greenwood (Indianapolis)	IN	2020	100.0%	615,747	4,950,000	8.04	14.9
	Pro Forma Total with Acquisitions Subsequent to 9/30/19				98.9%	22,866,627	$141,407,000	$6.25	7.8

	Leasing Activity Subsequent to 9/30/19
	Locke Supply Co. (C)	Richmond	VA	2004	100.0%	-	325,000	5.42	12.5
	Pro Forma Total				99.2%	22,866,627	$141,732,000	$6.25	7.8

(A)	Does not include unamortized debt issuance costs of $7,987,403.
(B)	Property located in Aiken (Augusta, GA), SC leased to Autoneum North America, Inc. contains two leasable structures with two different lease terms.
(C)	Effective 11/1/2019, we leased our previously vacant 60,000 square foot facility located in Richmond, VA for 12.5 years to Locke Supply Co.

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	22

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), adjusted funds from operations ("AFFO"), net operating income ("NOI"), Same Property NOI, Same Property Cash NOI, and earnings before interest, taxes, depreciation and amortization for real estate, (“EBITDAre”) & ("Adjusted EBITDA") variously defined, as supplemental performance measures. While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, Same Property Cash NOI, EBITDAre, Adjusted EBITDA, FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as interest expense and general and administrative expenses. EBITDAre and Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a supplemental tool to evaluate our performance. In addition, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre, Adjusted EBITDA, FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value. As used herein, we calculate the following non-U.S. GAAP measures as follows:

●	FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), represents net income attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Prior to the adoption of the FFO White Paper – 2018 Restatement, we defined Core Funds From Operations (Core FFO) as FFO, excluding Unrealized Holding Gains or Losses Arising During the Periods. NAREIT created FFO as a non-GAAP supplemental measure of REIT operating performance.
●	AFFO is calculated as FFO, excluding lease termination income, net gain or loss on sale of securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, effect of non-cash U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. Recurring capital expenditures are defined as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.
●	NOI from property operations is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, general & administrative expenses, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, unrealized holding (gains) or losses arising during the periods, less dividend income, gain on sale of securities transactions, gain on sale of real estate investments, and lease termination income. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance.
●	Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.
●	Same Property Cash NOI is calculated as the Same Property NOI adjusted to exclude the effect of non-cash U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.
●	EBITDAre, as defined by NAREIT, is net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, and plus losses (minus gains) on sales of real estate investments.
●	Adjusted EBITDA is calculated as EBITDAre plus net amortization of acquired above and below market lease revenue, unrealized holding (gains) or losses arising during the periods and less gains on sale of securities transactions.

FFO, FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	23

FOR IMMEDIATE RELEASE	November 25, 2019
Contact: Becky Coleridge
732-577-9996

MONMOUTH REAL ESTATE REPORTS RESULTS FOR

THE FISCAL YEAR ENDED AND THE FOURTH QUARTER ENDED SEPTEMBER 30, 2019

HOLMDEL, NJ, November 25, 2019........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Income Attributable to Common Shareholders of $11.0 million or $0.12 per diluted share for the fiscal year ended September 30, 2019 as compared to Net Income Attributable to Common Shareholders of $38.8 million or $0.49 per diluted share for the fiscal year ended September 30, 2018, representing a decrease of $0.37 per share. The decrease in our Net Income Attributable to Common Shareholders this year was primarily due to the implementation of a new accounting rule requiring that unrealized gains and losses resulting from our securities investments be reflected on our income statement. During the fiscal year 2019, we recognized $24.7 million of unrealized losses or $0.26 per diluted share. Prior to the adoption of the rule, unrealized gains and losses were reflected as a change in our shareholders’ equity. During fiscal year 2018, we reported realized gains of $7.6 million or $0.10 per diluted share, including realized gains of $7.5 million from the sale of real estate and $111,000 from the sale of securities. Excluding all non-cash unrealized losses and realized gains, our Net Income Attributable to Common Shareholders for the fiscal year 2019 would have been $35.7 million or $0.38 per diluted share as compared to $31.2 million or $0.40 per diluted share for the fiscal year ended September 30, 2018, representing a decrease of $0.02. Funds from Operations (FFO), which exclude unrealized gains or losses from our securities portfolio, for the fiscal year ended September 30, 2019 were $81.2 million or $0.87 per diluted share versus $69.8 million or $0.89 per diluted share for the fiscal year ended September 30, 2018, representing a decrease in FFO per share of $0.02. Adjusted Funds from Operations (AFFO), which also exclude unrealized and realized gains or losses from our securities portfolio, for the fiscal year ended September 30, 2019 were $79.7 million or $0.85 per diluted share versus $68.4 million or $0.87 per diluted share for the fiscal year ended September 30, 2018, representing a decrease in AFFO per share of $0.02.

Net Income Attributable to Common Shareholders for the three months ended September 30, 2019 was $22.7 million or $0.24 per diluted share as compared to $7.8 million or $0.10 per diluted share for the three months ended September 30, 2018, representing an increase in Net Income Attributable to Common Shareholders of $0.14 share. Excluding all non-cash unrealized gains, our Net Income Attributable to Common Shareholders for the three months ended September 30, 2019 would have been $8.7 million or $0.09 per diluted share, representing a decrease of $0.01 per share from the three months ended September 30, 2018. FFO were $20.3 million or $0.21 per diluted share for the three months ended September 30, 2019 as compared to $18.1 million or $0.22 per diluted share for the three months ended September 30, 2018, representing a decrease in FFO per share of $0.01. AFFO for the three months ended September 30, 2019 were $20.1 million or $0.21 per diluted share versus $17.7 million or $0.22 per diluted share for the three months ended September 30, 2018, representing a decrease in AFFO per share of $0.01.

A summary of significant financial information for the three and twelve months ended September 30, 2019 and 2018 (in thousands, except per share amounts) is as follows:

	Three Months Ended September 30,
	2019	2018
Rental Revenue	$33,846	$30,305
Reimbursement Revenue	$6,751	$6,312
Net Operating Income (NOI) (1)	$33,600	$30,174
Total Expenses	$21,337	$19,488
Dividend Income	$3,599	$3,740
Unrealized Holding Gains Arising During the Periods	$13,988	$-0-
Net Income	$27,814	$12,160
Net Income Attributable to Common Shareholders	$22,690	$7,782
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.24	$0.10
FFO (1)	$20,280	$18,090
FFO per Diluted Common Share (1)	$0.21	$0.22
AFFO (1)	$20,112	$17,708
AFFO per Diluted Common Share (1)	$0.21	$0.22
Dividends Declared per Common Share	$0.17	$0.17

Weighted Avg. Diluted Common Shares Outstanding	95,759	80,889

	Twelve Months Ended September 30,
	2019	2018
Rental Revenue	$132,524	$115,864
Reimbursement Revenue	$25,998	$23,298
Lease Termination Income	$-0-	$210
Net Operating Income (NOI) (1)	$131,195	$114,772
Total Expenses	$82,298	$71,733
Dividend Income	$15,168	$13,121
Gain on Sale of Securities Transactions	$-0-	$111
Unrealized Holding Gains (Losses) Arising During the Periods	$(24,680)	$-0-
Gain on Sale of Real Estate Investments	$-0-	$7,485
Net Income	$29,800	$56,006
Net Income Attributable to Common Shareholders	$11,026	$38,815
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.12	$0.49
FFO (1)	$81,197	$69,841
FFO per Diluted Common Share (1)	$0.87	$0.89
AFFO (1)	$79,695	$68,375
AFFO per Diluted Common Share (1)	$0.85	$0.87
Dividends Declared per Common Share	$0.68	$0.68

Weighted Avg. Diluted Common Shares Outstanding	93,485	78,802

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	24

A summary of significant balance sheet information as of September 30, 2019 and 2018 is as follows (in thousands):

	September 30, 2019	September 30, 2018
Real Estate Investments	$1,616,934	$1,512,513
Securities Available for Sale at Fair Value	$185,250	$154,921
Total Assets	$1,871,948	$1,718,378
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$744,928	$711,546
Loans Payable	$95,000	$186,609
Total Shareholders’ Equity	$1,011,043	$797,906

Michael P. Landy, President and CEO, commented on the results for fiscal year 2019,

“While our reported results for fiscal year 2019 were modestly impacted by the timing of our equity issuance in October 2018 and by a 70-basis point reduction in our occupancy compared to the prior year, we expect the combination of our recent $81.5 million acquisition leased to Amazon for fifteen years, our $150.5 million acquisition pipeline comprising one million square feet, as well as a 30-basis point recovery in occupancy since the fiscal yearend to positively contribute to per share earnings and cash flow going forward. During the year, we accomplished the following:

Solid Financial Results

●	Increased our Gross Revenue by 14.1% to $173.7 million.

●	Increased our Net Operating Income by 14.3% to $131.2 million.

●	Reduced our Net Debt to Adjusted EBITDA to 5.9x from 7.1x as of the prior year period and reduced our Net Debt to Undepreciated Book Capitalization to 39.0% as of the current fiscal yearend from 46.7% as of the prior fiscal yearend.

●	Maintained a conservative AFFO dividend payout ratio of 80%.

●	Reduced our General and Administrative expenses as a percentage of gross revenue to 5.2% for fiscal year 2019 compared to 5.8% for fiscal year 2018.

●	Achieved $2.6 billion in total market capitalization as of September 30, 2019.

Strong Growth Record and Solid Pipeline

●	Acquired 824,000 square feet of high-quality industrial space for $138.6 million, generating $8.8 million in annual rental revenue, comprising three brand new Class A, built-to-suit properties, all leased long-term to investment-grade tenants.

●	Completed one 155,000 square foot building expansion totaling $8.6 million, generating $821,000 in additional annual rental revenue, and resulting in a 15-year lease extension.

●	Increased our gross leasable area (GLA) by 5.1% year-over-year, to 22.3 million square feet.

●	Entered into commitments to acquire five new build-to-suit properties containing 1.6 million total square feet for a total cost of $232.0 million. Subsequent to fiscal yearend, we acquired one of these properties for $81.5 million representing a 616,000 square foot property.

Strong Portfolio Performance

●	Achieved a 98.9% occupancy rate, representing our fourth consecutive year with above 98% occupancy. Subsequent to fiscal yearend, we increased our occupancy rate to 99.2%.

●	Renewed seven leases comprising 1.1 million square feet for a weighted-average lease term of 7.2 years. These lease renewals resulted in an increase in the weighted-average lease rate of 1.3% on a U.S. GAAP straight-line basis.

●	Achieved a weighted average lease maturity of 7.6 years as of the current fiscal yearend.

●	Increased our annualized average base rent per occupied square foot by 3% to $6.20 from the prior year.

Capital Market Activity

●	Raised $132.3 million in net proceeds in a Common Stock Offering in October 2018.

●	Raised $74.0 million (including dividend reinvestments of $16.9 million) through our Dividend Reinvestment and Stock Purchase Plan, representing a 26% participation rate.

●	Raised $58.2 million in net proceeds through our 6.125% Series C Perpetual Preferred Stock ATM Program, as well as an additional $35.3 million in net proceeds subsequent to the fiscal yearend.

●	Maintained the weighted-average debt maturity on our fixed-rate debt at 11.3 years.

Mr. Landy stated, “We continue to successfully grow our portfolio of industrial properties while strengthening our capital structure. Our business model of investing in well-located, modern industrial buildings, leased primarily to investment-grade tenants, has provided our shareholders with compelling returns throughout the business cycle. The high-quality of our portfolio is evidenced by our sector-leading 98.9% occupancy rate.”

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	25

“During fiscal 2019, we grew our gross leasable area (GLA) by 5% through the acquisition of three brand-new Class A, built-to-suit properties for an aggregate cost of $138.6 million. We also completed one property expansion which resulted in a 15-year lease extension. As of September 30, 2019, our property portfolio had a weighted-average building age of 9.2 years, and a weighted-average lease maturity of 7.6 years. We have assembled a modern industrial portfolio that contains large amounts of excess land to accommodate future growth. These are highly-automated industrial assets that are mission-critical to our tenants’ operations.”

“During the fiscal year, we raised net proceeds of $132.3 million in our first common stock offering since 2014, with the sale of 9.2 million shares. In addition, we raised $74.0 million in equity capital through our Dividend Reinvestment and Stock Purchase Plan. Of this amount, a total of $16.9 million in dividends were reinvested, representing a 26% participation rate. We also sold 2.4 million shares of our 6.125% Series C Preferred Stock through our ATM program generating net proceeds of $58.2 million. Looking ahead, Monmouth is very well capitalized to continue to execute our qualitative growth strategy.”

“Subsequent to the fiscal yearend, on November 15, 2019, we replaced our $200.0 million unsecured line of credit with a new $225.0 million unsecured line of credit and a new $75.0 million Term Loan. This new facility provides us with increased borrowing capacity while reducing our borrowing rates and extending our term. Including the accordion feature, our new facility provides for up to $400.0 million in total borrowing capacity.”

“Subsequent to fiscal yearend, we also acquired a newly constructed built-to-suit property containing 616,000 square feet for $81.5 million. This brings our current portfolio to a total of 115 properties containing 22.9 million square feet, geographically diversified across 30 states. Our acquisition pipeline now comprises four brand new build-to-suit, industrial buildings that are currently being developed in North Carolina, Ohio (2) and Utah. These four pipeline transactions total approximately one million square feet for an aggregate purchase price of $150.5 million with a weighted-average lease term of 14.2 years and are scheduled to close during fiscal 2020 and the first quarter of fiscal 2021. All four properties will be leased to investment-grade tenants.”

“Additionally, subsequent to the fiscal yearend, effective November 1, 2019, we leased one previously vacant property consisting of 60,000 square feet for 12.5 years. This lease increased our current overall occupancy rate to 99.2%.”

Monmouth Real Estate Investment Corporation will host its Fourth Quarter and FY 2019 Financial Results Webcast and Conference Call on Tuesday, November 26, 2019 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

Our Fourth Quarter and FY 2019 financial results being released herein will be available on our website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

To participate in the Webcast, select the 4Q and Fiscal Yearend 2019 Webcast and Earnings Call “Link to Webcast” on the homepage of our website at www.mreic.reit, in the Highlights section, which is located towards the bottom of the homepage. Interested parties can also participate via conference call by calling toll free 1-877-510-5852 (domestically) or 1-412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Tuesday, November 26, 2019. It will be available until January 31, 2020, and can be accessed by dialing toll free 1-877-344-7529 (domestically) and 1-412-317-0088 (internationally) and entering the passcode 10134297. A transcript of the call and the webcast replay will be available at our website on the Investor Relations homepage, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the world. We specialize in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully integrated and self-managed real estate company, whose property portfolio consists of 115 properties containing a total of approximately 22.9 million rentable square feet, geographically diversified across 30 states. In addition, we own a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on our current expectations and involve various risks and uncertainties. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in our annual report on Form 10-K and described from time to time in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), represents net income attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. NAREIT created FFO as a non-GAAP supplemental measure of REIT operating performance. We define Adjusted Funds From Operations (AFFO) as FFO, excluding stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, lease termination income, net gain or loss on sale of securities transactions, effect of non-cash U.S. GAAP straight-line rent adjustments and subtracting recurring capital expenditures. We define recurring capital expenditures as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We believe that, as widely recognized measures of performance used by other REITs, FFO and AFFO may be considered by investors as supplemental measures to compare our operating performance to those of other REITs. FFO and AFFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO and AFFO and, accordingly, our FFO and AFFO may not be comparable to all other REITs. The items excluded from FFO and AFFO are significant components in understanding our financial performance.

FFO and AFFO are non-GAAP performance measures and (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to Net Income or Net Income Attributable to Common Shareholders as a measure of operating performance or to Cash Flows from Operating, Investing and Financing Activities; and (iii) are not an alternative to Cash Flows from Operating, Investing and Financing Activities as a measure of liquidity. FFO and AFFO, as calculated by us, may not be comparable to similarly titled measures reported by other REITs.

FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	26

The following is a reconciliation of the Company’s U.S. GAAP Net Income Attributable to Common Shareholders to the Company’s FFO and AFFO for the three and twelve months ended September 30, 2019 and 2018 (in thousands):

	Three Months Ended		Twelve Months Ended
	9/30/2019	9/30/2018	9/30/2019	9/30/2018
Net Income Attributable to Common Shareholders (1)	$22,690	$7,782	$11,026	$38,815
Plus: Unrealized Holding (Gains) Losses Arising During the Periods (2)	(13,988)	-0-	24,680	-0-
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	10,826	9,632	42,518	36,018
Plus: Amortization of Intangible Assets	491	455	1,986	1,613
Plus: Amortization of Capitalized Lease Costs	261	221	987	880
Less: Gain on Sale of Real Estate Investments	-0-	-0-	-0-	(7,485)
FFO Attributable to Common Shareholders (3)	20,280	18,090	81,197	69,841
Plus: Depreciation of Corporate Office Capitalized Costs	126	39	502	158
Plus: Stock Compensation Expense	210	95	784	434
Plus: Amortization of Financing Costs	297	310	1,253	1,221
Less: Gain on Sale of Securities Transactions	-0-	-0-	-0-	(111)
Less: Lease Termination Income	-0-	-0-	-0-	(210)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(574)	(615)	(1,926)	(1,973)
Less: Recurring Capital Expenditures	(227)	(211)	(2,115)	(985)
AFFO Attributable to Common Shareholders	$20,112	$17,708	$79,695	$68,375

(1)	Effective October 1, 2018, we adopted ASU 2016-01. This new accounting standard requires unrealized gains or losses on our securities investments to flow through our income statement. Periods shown here prior to October 1, 2018 do not include the effect of this accounting change and therefore Net Income Attributable to Common Shareholders between these periods are not comparable.
(2)	Unrealized Holding Gains or Losses Arising During the Periods, if any, were previously reported as an adjustment to Core FFO.
(3)	In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Prior to the adoption of the FFO White Paper – 2018 Restatement, we defined Core FFO as FFO, excluding Unrealized Holding Gains or Losses Arising During the Periods.

The following are the Cash Flows provided by (used in) Operating, Investing and Financing Activities for the twelve months ended September 30, 2019 and 2018 (in thousands):

	Twelve Months Ended
	9/30/2019	9/30/2018

Operating Activities	$101,622	$85,829
Investing Activities	(214,508)	(332,513)
Financing Activities	123,741	246,083

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FOURTH QUARTER AND FISCAL YEAR END 2019 SUPPLEMENTAL INFORMATION	27